Exhibit 99.1
Execution Version
VOTING AGREEMENT
          This VOTING AGREEMENT (this “Agreement”), dated as of November 1, 2006, is made by and among ABRY Mezzanine Partners, L.P., ABACUS Fund Partners, LP, ABACUS Fund, Ltd., Sandler Capital Partners V Germany, L.P., Sandler Capital Partners V FTE, L.P. and Sandler Capital Partners V, L.P. (each individually, a “Stockholder” and, collectively, the “Stockholders”), Prism Business Media Holdings, Inc., a Delaware corporation (“Parent”) and Prism Acquisition Co., a Delaware corporation (“Merger Sub”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).
          WHEREAS, concurrently herewith, Merger Sub, Parent and Penton Media, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof and attached hereto as Exhibit A (as in effect on the date hereof, the “Merger Agreement”), providing for the merger of Merger Sub with and into the Company, with the Company as the surviving corporation (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement;
          WHEREAS, as of the date hereof, the Stockholders beneficially own, or have, individually or together, complete investment authority over, and have, individually or together (or upon exercise or exchange of a convertible security will have) the power to vote and dispose of the number of shares of Series C Convertible Preferred Stock, par value $0.01 per share, of the Company (the “Series C Preferred Stock”) and the number of shares of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) set forth opposite their name on Schedule A attached hereto (collectively, the “Owned Shares” and, together with any securities issued or exchanged with respect to such shares of Series C Preferred Stock and/or Common Stock upon any recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up or combination of the securities of the Company or any other change in the Company’s capital structure or securities of which such Stockholder acquires beneficial ownership after the date hereof and prior to the termination hereof, whether by purchase, acquisition or upon exercise of options, warrants, conversion of other convertible securities or otherwise, collectively referred to herein as, the “Covered Shares”); and
          WHEREAS, as a condition to the willingness of Merger Sub and Parent to enter into the Merger Agreement, each of Merger Sub and Parent has required that the Stockholders agree, and in order to induce Merger Sub and Parent to enter into the Merger Agreement, the Stockholders have agreed, to enter into this Agreement with respect to (a) the Covered Shares and (b) certain other matters as set forth herein.
          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending co be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I.
VOTING AGREEMENT
          Section 1.1 Voting Agreement. Each Stockholder hereby agrees (severally with respect to itself and not jointly) that during the Voting Period (as defined below), at any meeting of the stockholders of the Company, however called, or at any adjournment thereof or in any other circumstances upon which a vote or other approval is sought, such Stockholder shall (i) when a meeting is held, appear at such meeting or otherwise cause the Covered Shares owned by such Stockholder to be counted as present thereat for the purpose of establishing a quorum, (ii) vote (or cause to be voted) in person or by proxy the Covered Shares owned by such Stockholder in favor of the Merger, the adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement and (iii) vote (or cause to be voted) the Covered Shares owned by such Stockholder against any extraordinary corporate transaction (other than the Merger), such as a merger, consolidation, business combination, tender or exchange offer, reorganization, recapitalization, liquidation, sale or transfer of all or substantially all of the assets or securities of the Company and any of its subsidiaries (other than pursuant to the Merger) or any other Acquisition Proposal. For the purposes of this Agreement, “Voting Period” shall mean the period commencing on the date hereof and ending immediately prior to any termination of this Agreement pursuant to Section 5.1 hereof.
          Section 1.2 Proxy.
          (a) EACH STOCKHOLDER HEREBY GRANTS TO, AND APPOINTS, PARENT, THE PRESIDENT OF PARENT AND THE SECRETARY OF PARENT, IN THEIR RESPECTIVE CAPACITIES AS OFFICERS OF PARENT, AND ANY OTHER DESIGNEE OF PARENT, EACH OF THEM INDIVIDUALLY, SUCH STOCKHOLDER’S IRREVOCABLE (UNTIL THE TERMINATION DATE (AS DEFINED BELOW)) PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE THE COVERED SHARES OWNED BY SUCH STOCKHOLDER IN ACCORDANCE WITH SECTION 1.1. EACH STOCKHOLDER INTENDS THIS PROXY TO BE IRREVOCABLE (UNTIL THE TERMINATION DATE) AND COUPLED WITH AN INTEREST AND WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY SUCH STOCKHOLDER WITH RESPECT TO THE COVERED SHARES OWNED BY SUCH STOCKHOLDER.
          (b) The parties acknowledge and agree that neither Parent, nor Parent’s successors, assigns, subsidiaries, divisions, employees, officers, directors, shareholders, agents and affiliates, shall owe any duty to, whether in law or otherwise, or incur any liability of any kind whatsoever, including without limitation, with respect to any and all claims, losses, demands, causes of action, costs, expenses (including reasonable attorney’s fees) and compensation of any kind or nature whatsoever to the Stockholder in connection with, as a result of or otherwise relating to any vote (or refrainment from voting) in accordance with Section 1.1 by Parent of the Covered Shares subject to the irrevocable proxy hereby granted to Parent at any annual, special or other meeting or action or the execution of any consent of the Stockholders of the Company. The parties acknowledge that, pursuant to the authority hereby granted under the irrevocable proxy, Parent may vote the Covered Shares pursuant to Section 1.1 in furtherance of its own or Merger Sub’s interests, and Parent is not acting as a fiduciary for the Stockholder.

Except pursuant to Section 5.1 of this Agreement, this irrevocable proxy shall not be terminated by any act of the Stockholder or by operation of law, or by the occurrence of any other event or events (including, without limiting the foregoing, the termination of any trust or estate for which the Stockholder is acting as a fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership). If after the execution hereof any trust or estate should be terminated, or if any corporation or partnership should be dissolved or liquidated, or if any other such event or events shall occur before the Termination Date, certificates representing the Covered Shares shall be delivered by or on behalf of the applicable Stockholder in accordance with the terms and conditions of the Merger Agreement and this Agreement, and actions taken by Parent hereunder shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other event or events had not occurred, regardless of whether or not Parent has received notice of such death, incapacity, termination, dissolution, liquidation or other event.
ARTICLE II.
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
          Parent and Merger Sub hereby represent and warrant, jointly and severally, to each Stockholder as follows:
          Section 2.1 Valid Existence. It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as it is now being conducted.
          Section 2.2 Authority Relative to This Agreement. It has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by it and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).
          Section 2.3 No Conflicts. Except for the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary on its part for the execution and delivery of this Agreement and the consummation thereby of the transactions contemplated hereby.
ARTICLE III.
REPRESENTATIONS AND WARRANTIES
OF THE STOCKHOLDERS
          Each Stockholder hereby represents and warrants (severally with respect to itself and not jointly) to Parent and Merger Sub as follows:

          Section 3.1 Authority Relative To This Agreement. Such Stockholder has the capacity to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by Parent and Merger Sub and, subject to any applicable provisions of state law, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).
          Section 3.2 No Conflict.
          (a) The execution and delivery of this Agreement by such Stockholder do not, and the performance of its obligations under this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby will not, (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Stockholder or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under any contract to which such Stockholder is a party; except, in each case, for violations, breaches or defaults that would not impair the ability of such Stockholder to perform its obligations hereunder.
          (b) The execution and delivery of this Agreement by such Stockholder do not, and the performance of its obligations under this Agreement will not, require any consent, approval, authorization or permit of, or filing with or notification to, any court or arbitrator or any governmental entity, agency or official except for applicable requirements of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not impair the ability of such Stockholder to perform its obligations hereunder.
          Section 3.3 Ownership Of Shares. As of the date hereof, except as set forth in Schedule B hereto, such Stockholder has good and marketable title to and is the record or beneficial owner of the Owned Shares set forth opposite such Stockholder’s name on Schedule A hereto free and clear of all pledges, liens, proxies, claims, charges, security interests, preemptive rights, voting trusts, voting agreements, options, rights of first offer or refusal and any other encumbrances or arrangements whatsoever with respect to the ownership, transfer or other voting of the Owned Shares. As of the date hereof, no proceedings are pending which, if adversely determined, will have a material adverse effect on any ability to vote or dispose of any of the Covered Shares held by such Stockholder.
          Section 3.4 Stockholder Has Adequate Information. Such Stockholder is a sophisticated investor with respect to the Covered Shares and has independently and without reliance upon Parent or Merger Sub and based on such information as such Stockholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Stockholder acknowledges that neither Parent nor Merger Sub has made or makes any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement.
          Section 3.5 No Other Representations or Warranties. Except for the representations and warranties expressly contained in this Article III, such Stockholder makes no express or implied representation or warranty with respect to such Stockholder, the Covered Shares, or otherwise.
ARTICLE IV.
COVENANTS OF THE STOCKHOLDERS
          Each Stockholder hereby covenants and agrees as follows:
          Section 4.1 No Transfer. Other than pursuant to the terms of this Agreement or the Merger Agreement, without the prior written consent of Parent or as otherwise provided in this Agreement, during the term of this Agreement, such Stockholder hereby agrees to not, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Covered Shares or (ii) sell, pledge, assign, transfer, encumber or otherwise dispose of (including by merger, consolidation or otherwise by operation of law), or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect assignment, transfer, encumbrance or other disposition of (including by merger, consolidation or otherwise by operation of law), any Covered Shares held by such Stockholder.
          Section 4.2 Public Announcement. Each Stockholder shall consult with Parent before issuing any press releases or otherwise making any public statements with respect to the transactions contemplated herein, in its capacity as a stockholder of the Company, except as may be required by law.
          Section 4.3 Additional Shares. Stockholder shall as promptly as practicable notify Parent of the number of any new Covered Shares acquired by the Stockholder, if any, after the date hereof. Any such shares shall be subject to the terms of this Agreement as though owned by the Stockholder on the date hereof (or such Stockholder’s employees, officers, directors or representatives).
          Section 4.4 No Restraint on Officer or Director Action; Etc. Notwithstanding anything to the contrary herein, each of Parent and Merger Sub hereby acknowledges and agrees that no provision in this Agreement shall limit or otherwise restrict any Stockholder (or such Stockholder’s employees, officers, directors or representatives) with respect to any act or omission that such Stockholder (or any other such person) may undertake or authorize in his or her capacity as a director or officer of the Company or any subsidiary thereof, including any vote that such individual may make as a director of the Company with respect to any matter presented to the Board of the Company. The agreements set forth herein shall in no way restrict any such director or officer in the exercise of his or her duties as a director or officer of the Company or any subsidiary thereof. Each Stockholder has executed this Agreement solely in his or her capacity as the record and/or beneficial owner of his or her Covered Shares and no action taken by such Stockholder in his or her capacity as a director or officer of the Company or any subsidiary thereof shall be deemed to constitute a breach of any provision of this Agreement.
ARTICLE V.
MISCELLANEOUS
          Section 5.1 Termination. This Agreement and all of its provisions shall terminate upon the earlier of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, (iii) April 30, 2007 or (iv) written notice of termination of this Agreement by Parent to the Stockholders (such date of termination, the “Termination Date”); except that the provisions of Article V shall survive any such termination.
          Section 5.2 Survival of Representations and Warranties. The respective representations and warranties of the Stockholders, on the one hand, and Parent and Merger Sub, on the other hand, contained herein shall not be deemed waived or otherwise affected by any investigation made by the other party hereto. The representations and warranties contained herein shall expire with, and be terminated and extinguished upon, consummation of the Merger or termination of this Agreement pursuant to Section 5.1, and thereafter no party hereto shall be under any liability whatsoever with respect to any such representation or warranty.
          Section 5.3 Fees And Expenses. Except as otherwise provided herein or as set forth in the Merger Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.
          Section 5.4 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (a) on the date of delivery if delivered personally, (b) on the first business day following the date of dispatch if delivered by a nationally recognized next-day courier service, (c) on the fifth business day following the date of mailing if delivered by registered or certified mail (postage prepaid, return receipt requested) or (d) if sent by facsimile transmission, when transmitted and receipt is confirmed. All notices hereunder shall be delivered to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 5.4):
          if to Parent or Merger Sub:
Prism Business Media Holdings, Inc.
249 West 17th Street
4th Floor
New York, NY 10011
Attention: Robert Feinberg, Esq.
Facsimile: 913-514-7472
          with copies to:

Wasserstein & Co. LP
1302 Avenue of the Americas
New York, NY 10019
Attention: Anup Bagaria and Jesse M. Du Bey
Facsimile: 212-502-5635
          and
Morrison Cohen LLP
909 Third Avenue
New York, NY 10022
Attention: David A. Scherl, Esq.,
Jack Levy, Esq. and
Steven M. Cooperman, Esq.
Facsimile: 212-735-8708
          and
Potter Anderson & Corroon LLP
Hercules Plaza, 6th Floor
1313 N. Market Street
Wilmington, DE 19801
Attention: John F. Grossbauer, Esq.
Facsimile: 302-778-6131
     if to ABRY Mezzanine Partners, L.P., ABACUS Fund Partners, L.P. or ABACUS Fund, Ltd.:
111 Huntington Avenue
1300 East Ninth Street
Cleveland, Ohio 44114
Attention: Chief Executive Officer
Facsimile:
     if to Sandler Capital Partners V Germany, L.P., Sandler Capital Partners V FTE, L.P. or Sandler Capital Partners V, L.P.:
711 Fifth Avenue
15th Floor
New York, NY 10022
Attention: David R. Powers
Facsimile:

Additionally, any notice delivered to any party hereto shall also be given to the Company in accordance with this Section 5.4 at:
The Penton Media Building
1300 East Ninth Street
Cleveland, Ohio 44114
Attention: Chief Executive Officer
Facsimile: 216-696-1752
          with copies to:
Ropes & Gray LLP
One International Place
Boston, MA 02110
Attention: Alyson Allen, Esq. and Jane D. Goldstein, Esq.
Facsimile: 617-951-7050
and
Morris, Nichols, Arsht & Tunnell LLP
1201 North Market Street
P.O. Box 1347
Wilmington, DE 19899-1347
Attention: Frederick H. Alexander, Esq.
Facsimile: 302-425-4666
          Section 5.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
          Section 5.6 Entire Agreement; Assignment. This Agreement (together with all Exhibits and Schedules) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise), except that each of Parent and Merger Sub may assign all or any of its rights and obligations hereunder to an affiliate (as defined in the Merger Agreement); provided, however, that no such assignment shall relieve the assigning party of its obligations hereunder if such assignee does not perform such obligations.
          Section 5.7 Amendment. This Agreement may be amended by the parties at any time prior to the Effective Time. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.
          Section 5.8 Waiver. At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any agreement of any other party or any condition to its own obligations contained herein’ provided, however, that neither Stockholder may take such action with respect to the other Stockholder without the prior written consent of Parent and Merger Sub. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. The failure of any party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.
          Section 5.9 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person (as defined in the Merger Agreement) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
          Section 5.10 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.
          Section 5.11 Specific Performance; Submission To Jurisdiction. (a) The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Court of Chancery (unless such court shall lack subject matter jurisdiction, in which case, in any state or federal court located in Delaware), this being in addition to any other remedy to which the parties are entitled at law or in equity under this Agreement.
          (b) The parties hereby irrevocably submit to the jurisdiction of the Delaware Court of Chancery (unless such court shall lack subject matter jurisdiction, in which case, in any state or federal court located in Delaware) solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said court or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such court, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 5.4 or in such other manner as may be permitted by applicable law shall be valid and sufficient service thereof.
          (c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO IT THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.11(c).
          Section 5.12 Several Obligations. Notwithstanding anything to the contrary in this Agreement, the obligations of the Stockholders under this Agreement are several and not joint and in no event shall any Stockholder have any liability or obligation with respect to the acts or omissions of any other Stockholder.
          Section 5.13 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.
          Section 5.14 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
          Section 5.15 Further Assurances. From time to time, at the request of another party and without further consideration, each party hereto shall take such reasonable further action as may reasonably be necessary to consummate and make effective the transactions contemplated by this Agreement.
Signature Page Follows

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the day and year first above written.
PARENT:

PRISM BUSINESS MEDIA HOLDINGS, INC.

By:	/s/ Jesse Du Bey

Name: J. Du Bey
Title: V.P.
MERGER SUB:

PRISM ACQUISITION CO.

By:	/s/ Jesse Du bey

Name: J. Du Bey
Title: V.P.
Signature Page to Voting Agreement

STOCKHOLDERS:

ABRY MEZZANINE PARTNERS, L.P.

By:	/s/ Peni Garber

Name:
Title: Clerk of General Partner

ABACUS FUND PARTNERS, L.P.

By:	/s/ Peni Garber

Name:
Title: Authorized Signatory

ABACUS FUND, LTD.

By:	/s/ Peni Garber

Name:
Title: Authorized Signatory
Signature Page to Voting Agreement

SANDLER CAPITAL PARTNERS V GERMANY, L.P.

By: Sandler Investment Partners, L.P.
By: Sandler Capital Management
By: MJDM Corp., a general partner

By:	/s/ Moira Mitchell

Name: Moira Mitchell
Title: President

SANDLER CAPITAL PARTNERS V FTE, L.P.

By: Sandler Investment Partners, L.P.
By: Sandler Capital Management
By: MJDM Corp., a general partner

By:	/s/ Moira Mitchell

Name: Moira Mitchell
Title: President

SANDLER CAPITAL PARTNERS V, L.P.

By: Sandler Investment Partners, L.P.
By: Sandler Capital Management
By: MJDM Corp., a general partner

By:	/s/ Moira Mitchell

Name: Moira Mitchell
Title: President
Signature Page to Voting Agreement

Schedule A

			Warrant to Purchase
	Shares of Series C	Options to Purchase	(x) Shares of
Stockholder	Preferred Stock	Common Stock	Common Stock
ABRY Mezzanine Partners, L.P.	30,000	—	960,000

ABACUS Fund Partners, LP	5,000	—	160,000

ABACUS Fund, Ltd.

Sandler Capital Partners V Germany, L.P.	393	—	12,576

Sandler Capital Partners V FTE, L.P.	3,908	—	125,056

Sandler Capital Partners V, L.P.	10,699	—	342,368

Total:	50,000	—	1,600,000

Schedule B
Ownership of Shares
Letter Agreement, dated as of July 11, 2006, addressed to the Company by the holders of Series C Preferred Stock.